Victory Variable Insurance Funds

Victory Variable Insurance Diversified Stock Fund

Supplement dated October 28, 2020

to the Prospectus dated April 15, 2020 (“Prospectus”)

On October 27, 2020, the Board of Trustees of Victory Variable Insurance Funds (“Trust”) approved a Plan of Liquidation (“Plan”) for the Victory Variable Insurance Diversified Stock Fund (the “Fund”). It is anticipated that the Fund will liquidate on or about December 28, 2020. On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be cancelled and the Fund will cease operations as a mutual fund.

In anticipation of the liquidation, at the start of business on November 2, 2020, the Fund will be closed to new investors and shareholder accounts. Through the end of business on December 18, 2020, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.

The liquidation and dissolution is not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.